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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) December 13, 2001


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                          CRESTLINE CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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
                 Maryland                                   1-14635                             52-2151967
(State or Other Jurisdiction of Incorporation)      (Commission File Number)        (I.R.S. Employer Identification Number)


                 6600 Rockledge Drive, Bethesda, Maryland 20817
               (Address of Principle Executive Offices) (Zip Code)


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        Registrant's Telephone Number, Including Area Code (240) 694-2000




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                                    FORM 8-K

Item 5.  Other Events and Regulation FD Disclosure

         On December 13, 2001, the Company held a special meeting of its stockholders to consider and vote upon a proposal to approve the previously announced sale of the Company's senior living business. At the special meeting, the Company's stockholders approved the sale of the Company's senior living business by a vote of 12,312,161 for, 35,512 against, and 36,158 abstentions. As of the record date, November 7, 2001, there were 15,497,714 shares outstanding and entitled to vote.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

         99.1 Press Release Announcing the Shareholder Approval of the Sale of the Company's Senior Living Business.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CRESTLINE CAPITAL CORPORATION

                             By: /s/ LARRY K. HARVEY
                                 -----------------------------------------------
                                 Larry K. Harvey
Date:  December 14, 2001         Senior Vice President, Treasurer and Controller
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